CHRYSLER FINANCIAL                                                                                    DISTRIBUTION DATE: 07-OCT-02
DaimlerChrysler Auto Trust 2002-A Monthly Servicer's Certificate (HO)                                                  PAGE 1 OF 2
----------------------------------------------------------------------------------------------------------------------------------

      Payment Determination Statement Number                                                            5
      Distribution Date                                                                         07-Oct-02

      DATES COVERED                                                                    FROM AND INCLUDING         TO AND INCLUDING
      -------------                                                                    ------------------         ----------------
         Collections Period                                                                    01-Sep-02                 30-Sep-02
         Accrual Period                                                                        06-Sep-02                 06-Oct-02
         30/360 Days                                                                                  30
         Actual/360 Days                                                                              31


                                                                                      NUMBER OF
      COLLATERAL POOL BALANCE DATA                                                    ACCOUNTS                        $ AMOUNT
      ----------------------------                                                    --------                        --------

      Pool Balance - Beginning of Period                                               136,174                     2,172,345,759.30
      Collections of Installment Principal                                                                            48,395,902.13
      Collections Attributable to Full Payoffs                                                                        20,813,095.42
      Principal Amount of Repurchases                                                                                          0.00
      Principal Amount of Gross Losses                                                                                 1,947,016.97
                                                                                                              ----------------------

      Pool Balance - End of Period                                                     133,925                     2,101,189,744.78
                                                                                                              ======================


      POOL STATISTICS                                                                                              END OF PERIOD
      ---------------                                                                                         ----------------------

      Initial Pool Balance (Pool Balance at the Purchase Date)                                                     2,504,880,990.65
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                        83.88%

      Ending O/C Amount                                                                                              147,401,869.39
      Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                                107.54%

      Cumulative Net Losses                                                                                            2,087,516.72
      Net Loss Ratio (3 mo. Weighted Avg.)                                                                                 0.34400%
      Cumulative Recovery Ratio                                                                                              54.98%
      60+ Days Delinquency Amount                                                                                      7,067,892.92
      Delinquency Ratio (3 mo. Weighted Avg.)                                                                              0.26640%

      Weighted Average APR                                                                                                   6.487%
      Weighted Average Remaining Term (months)                                                                                46.14
      Weighted Average Seasoning (months)                                                                                     10.48

CHRYSLER FINANCIAL                                                                                    DISTRIBUTION DATE: 07-OCT-02
DaimlerChrysler Auto Trust 2002-A Monthly Servicer's Certificate (HO)                                                  PAGE 2 OF 2
----------------------------------------------------------------------------------------------------------------------------------
      CASH SOURCES
      ------------
           Collections of Installment Principal                                                                       48,395,902.13
           Collections Attributable to Full Payoffs                                                                   20,813,095.42
           Principal Amount of Repurchases                                                                                     0.00
           Recoveries on Loss Accounts                                                                                 1,013,042.30
           Collections of Interest                                                                                    11,747,429.10
           Investment Earnings                                                                                            82,053.57
           Reserve Account                                                                                             5,958,500.00
                                                                                                              ----------------------
           TOTAL SOURCES                                                                                              88,010,022.52
                                                                                                              ======================

      CASH USES
      ---------
           Servicer Fee                                                                                                1,810,288.13
           Note Interest                                                                                               5,639,544.98
           Reserve Fund                                                                                                5,958,500.00
           O/C Release to Seller                                                                                               0.00
           Note Principal                                                                                             74,601,689.41
                                                                                                              ----------------------
           TOTAL CASH USES                                                                                            88,010,022.52
                                                                                                              ======================

      ADMINISTRATIVE PAYMENT
      ----------------------
      Total Principal and Interest Sources                                                                            88,010,022.52
      Investment Earnings in Trust Account                                                                               (82,053.57)
      Daily Collections Remitted                                                                                     (80,393,126.80)
      Cash Reserve in Trust Account                                                                                   (5,958,500.00)
      Servicer Fee (withheld)                                                                                         (1,810,288.13)
      O/C Release to Seller                                                                                                    0.00
                                                                                                              ----------------------
           PAYMENT DUE TO/(FROM) TRUST ACCOUNT                                                                          (233,945.98)
                                                                                                              ======================
O/C RELEASE                    (Prospectus pg S16)
-----------
Pool Balance                                                        2,101,189,744.78
Yield Supplement O/C Amount                                           (26,722,479.35)
                                                         ----------------------------
Adjusted Pool Balance                                               2,074,467,265.43

Total Securities                                                    1,953,787,875.39
                                                         ----------------------------

Adjusted O/C Amount                                                   120,679,390.04

O/C Release Threshold                                                  82,978,690.62

O/C Release Period?            (A1 Notes Matured)                          No

O/C Release                                                                     0.00

                                            Beginning            Ending          Principal     Principal per       Interest
                                             Balance             Balance          Payment        $1000 Face         Payment
                                       ------------------  -------------------------------------------------------------------
NOTES & CERTIFICATES
--------------------
Class A-1  506,000,000.00  @   1.95%      150,989,564.80       76,387,875.39    74,601,689.41   147.4341688      253,536.64
Class A-2  777,000,000.00  @   2.90%      777,000,000.00      777,000,000.00             0.00     0.0000000    1,877,750.00
Class A-3  599,000,000.00  @   3.85%      599,000,000.00      599,000,000.00             0.00     0.0000000    1,921,791.67
Class A-4  424,000,000.00  @   4.49%      424,000,000.00      424,000,000.00             0.00     0.0000000    1,586,466.67
Certificates                               77,400,000.00       77,400,000.00             0.00     0.0000000            0.00
                                       ------------------  -----------------------------------                --------------
    Total Securities                    2,028,389,564.80    1,953,787,875.39    74,601,689.41                  5,639,544.98
                                       ==================  ===================================                ==============

                                         Interest per
                                          $1000 Face            Original
                                       -----------------
NOTES & CERTIFICATES
--------------------
Class A-1  506,000,000.00  @   1.95%       0.5010606            506000000
Class A-2  777,000,000.00  @   2.90%       2.4166667            777000000
Class A-3  599,000,000.00  @   3.85%       3.2083333            599000000
Class A-4  424,000,000.00  @   4.49%       3.7416667            424000000
Certificates                                                     77400000
                                                        ------------------
    Total Securities                                     2,383,400,000.00
                                                        ==================

         * Class A-1 Interest is computed on an Actual/360 Basis. Days in current period 31